                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549
-------------------------------------------------------------------------------

                                   FORM 8-K

                                CURRENT REPORT
                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

               Date of Report (Date of earliest event reported)
                                 June 15, 1996

         ACCESS FINANCIAL MANUFACTURED HOUSING CONTRACT TRUST 1996-1,
              CARGILL FINANCIAL SERVICES CORPORATION, AS SPONSOR
            (Exact name of registrant as specified in its charter)


         Delaware                   33-96500                41-1492786
-------------------------------------------------------------------------------
(State or other jurisdiction       (Commission             (IRS employer
      of incorporation)            file number)         identification number)


Attention: Phillip M. Fantle, Esq., 6000
Clearwater Drive, Minnetonka, Minnesota                      55343-9497
-------------------------------------------------------------------------------
(Address of principal executive offices)                     (Zip Code)


      Registrant's telephone number, including area code:  (612)984-3444


                                Not Applicable
         -------------------------------------------------------------
         (Former name or former address, if changed since last report)

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

  (c)  Exhibits
       The exhibits shall be furnished in accordance with the provisions of
       Item 601 of Regulation S-K.


     EXHIBIT NO.         DESCRIPTION
     -----------         -----------
     20.1                Monthly Report for May 1996
     20.2                Monthly Report for June 1996
     20.3                Monthly Report for July 1996
     20.4                Monthly Report for August 1996
     20.5                Monthly Report for September 1996
     20.6                Monthly Report for October 1996
     20.7                Monthly Report for November 1996
     20.8                Monthly Report for December 1996


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:    May 27, 1998

                                       CARGILL FINANCIAL SERVICES
                                       CORPORATION, as Sponsor


                                       By:  /s/  Robert D. Beach
                                          ----------------------------------
                                          ROBERT D. BEACH
                                          Vice President

                               INDEX TO EXHIBITS


EXHIBIT
NUMBER    DESCRIPTION                                              PAGE
-------   ----------------------------------------------------     ----
20.1      Monthly Report for May 1996                               5
20.2      Monthly Report for June 1996                              13
20.3      Monthly Report for July 1996                              21
20.4      Monthly Report for August 1996                            29
20.5      Monthly Report for September 1996                         37
20.6      Monthly Report for October 1996                           45
20.7      Monthly Report for November 1996                          53
20.8      Monthly Report for December 1996                          61

